COMMON STOCK

COMMON STOCK

NSTR

NORTHSTAR
NEUROSCIENCE

INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 66704V 10 1

This Certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE OF

NORTHSTAR NEUROSCIENCE, INC.

transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY

NORTHSTAR NEUROSCIENCE, INC.
CORPORATE
SEAL
MAY 18, 1999
WASHINGTON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, New Jersey)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

NORTHSTAR NEUROSCIENCE, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-________________Custodian________________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________________________________
(State)

UNIF TRF MIN ACT- ______________Custodian (until age__________)
(Cust)
______________________ under Uniform Transfers
(Minor)
to Minors Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer(s) unto

____

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________ X ____

X ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, BROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.